UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

New World Fund®

[photo of Hagia Sophia and downtown as seen from the harbor, Istanbul, Turkey.]
Special feature

At home in two worlds

▶ See page 6

Annual report for the year ended October 31, 2010

New World Fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of the 32 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM  the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2010 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	11.01%	9.70%	10.50%

The total annual fund operating expense ratio was 1.04% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details.

Results for other share classes can be found on page 34.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

About the cover: Hagia Sophia and downtown as seen from the harbor, Istanbul, Turkey.

Fellow shareholders:

For the 12-month period ended October 31, 2010, the value of an investment in New World Fund gained 23.4% if, like most shareholders, you reinvested the dividend of 56.8 cents per share that was paid in December 2009. A capital gain distribution was not paid during this period.

As you can see from the table below, New World Fund surpassed its primary benchmark, the MSCI ACWI (All Country World Index). The fund also ended the period ahead of developed-country stocks in general, as measured by the MSCI World Index. Developing-country stocks, as measured by the MSCI Emerging Markets (EM) Index, had slightly higher returns than the fund. All of the indexes are unmanaged.

With the objective of long-term appreciation over time, the fund blends three types of investments. These include stocks of companies based in the developing world, stocks of multinational companies based in the developed world with significant ties to the developing world, and government and corporate bonds of developing-country issuers. We always advocate a long-term investment approach, and we are pleased that the fund’s diversified portfolio has produced gains for shareholders while helping to reduce some of the volatility associated with investing in developing markets.

[Begin Sidebar]
Results at a glance
For periods ended October 31, 2010, with all dividends reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 6/17/99)

New World Fund (Class A shares)	23.4%	12.7%	12.3%	10.5%

MSCI ACWI (All Country World Index)	14.7	4.2	2.7	2.7

MSCI World Index	13.3	3.1	1.8	2.1

MSCI Emerging Markets (EM) Index	23.9	15.3	15.0	11.8

J.P. Morgan Emerging Markets
Bond Index Plus	18.0	10.1	11.5	12.3

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World and Emerging Markets indexes, weighted by ACWI market capitalization. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI Emerging Markets Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Plus measures total returns for developing-country bonds. The market indexes are unmanaged, and their results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[End Sidebar]

[photo of Hagia Sophia and downtown as seen from the harbor, Istanbul, Turkey.]

[Begin Sidebar]
In this report

Special feature

6	At home in two worlds

As the lines blur between the developed and developing worlds, New World Fund continues to seek to invest in strong companies with the potential to benefit from rapid growth in developing markets.

Contents

1	Letter to shareholders

5	The value of a long-term perspective

12	Summary investment portfolio

18	Financial statements

35	Board of directors and ther officers
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested

Geographical distribution of net assets on October 31, 2010

Developed-country equities	37.7%

Asia
Japan	2.5
Hong Kong	2.1
South Korea	2.0
Australia	1.3
Singapore	1.1
Taiwan	1.0

The Americas
United States	4.4
Canada	1.5

Europe
United Kingdom	5.0
Switzerland	3.2
Germany	2.5
France	2.4
Spain	2.2
Belgium	.9
Denmark	.9
Sweden	.9
Austria	.7
Italy	.6
Finland	.4
Netherlands	.3
Norway	.2

Africa/Middle East
Israel	1.6

Developing-country equities	43.5%

Asia
China	8.4
India	5.1
Indonesia	3.6
Philippines	2.6
Thailand	1.0
Malaysia	1.0
Kazakhstan	.2

The Americas
Brazil	6.1
Mexico	3.9
Colombia	.5

Europe
Russia	3.7
Turkey	2.2
Hungary	.4
Poland	.4
Slovenia	.4
Czech Republic	.3

Africa/Middle East
South Africa	3.5
Oman	.1
Qatar	.1

Developed-country bonds	.1

The Americas
United States	.1

Developing-country bonds	8.8%

Asia
Philippines	.4
Indonesia	.3
Malaysia	.1
Thailand	.1

The Americas
Mexico	1.4
Brazil	1.4
Colombia	.8
Panama	.4
Peru	.3
Argentina	.3
Chile	.2
Venezuela	.1
Dominican Republic	.1

Europe
Turkey	1.0
Russia	.6
Hungary	.4
Poland	.3
Croatia	.3

Africa/Middle East
South Africa	.2
Egypt	.1

Short-term securities &
other assets less liabilities	9.9

Total	100.0%
[End Sidebar]

Developing- and developed-country stocks

Although parts of the world continue to struggle with the turmoil of recent years, developing markets remain a bright spot in the world economy. Brazil and Russia, with their commodities strength, and China and India, with the growth in their domestic economies, have proven to be particularly resilient.

These four countries, along with many of the other largest developing economies, appear to be in fairly solid fiscal and economic shape. This is partly because of the past crises they’ve weathered and partly through having followed earlier advice from the International Monetary Fund on reducing deficits and increasing transparency. There is also a maturation of developing-country economies that supports productivity increases, a rising middle class and less reliance on the external environment.

Of course, not all developing countries are positioned the same way. Eastern Europe is tightly linked to the euro zone and the challenges it faces with excessive debt. Mexico is similarly connected to the U.S., with its housing and unemployment problems. In both cases, the developing countries are heavily influenced by slower growth in that part of the developed world. It is important to note, however, that many of the countries have a healthier overall level of debt and flexibility in their exchange rates and labor markets, enabling them to respond effectively.

Stocks in developing countries appreciated more than stocks in the developed world. However, the fund’s holdings in developed-country stocks increased to 37.7% of net assets, compared with 34.7% last year. This, in part, reflects the attractive opportunities we are finding among multinational companies that have meaningful exposure to developing markets.

As of October 31, 2010, the fund was invested in stocks of 270 companies from more than 40 countries.

Developing-country bonds

As in the stock market, the bond market has been distinguishing between countries in better and worse fiscal shape, and the better ones have tended to be in the developing world. This is something we would not have seen a decade ago, and reflects how the world has changed since then.

Returns on developing-country bonds reflect the strong rebound that many countries have had. Outside of Eastern Europe, where the euro has been weak and volatile, many developing-world currencies have also appreciated against the dollar. Positive fundamentals — along with this currency appreciation — have been beneficial to a variety of fixed-income instruments in the developing world.

The fund’s largest bond holdings by country are in Mexico, Brazil, Turkey and Colombia. Sovereign debt in all four countries did well during the period, and the local currencies appreciated against the dollar. As mentioned in the past, we have gradually been increasing the fund’s bond holdings in local currencies. Dollar-denominated debt also did well, as dollar-denominated bonds continued to rebound from their lows of 2008, though not as much as they did in the previous fiscal year.

Going forward, there may be some pent-up pressure on currencies, as some countries have tried to slow their appreciation against the dollar. Local currency holdings have the potential to be more volatile than dollar-denominated holdings as foreign-exchange markets and local interest-rate changes may factor into returns. There is the additional risk that countries will enact taxes or other capital controls to discourage too much foreign investment.

As of October 31, 2010, the fund was invested in bonds of 35 issuers from more than 20 countries.

The fund’s portfolio

The fund enjoyed favorable returns in nearly every industry, with more muted — but still positive — returns among energy companies. Consumer discretionary, industrials, consumer staples and financials were among the largest contributors to results.

Results for the fund’s investments in financial companies illustrate some of the meaningful trends of the period, including the discrepancy between developed- and developing-world results. Two of our largest bank holdings are the Spanish companies Banco Bilbao Vizcaya Argentaria (–26.7%) and Banco Santander (–20.3%), both of which were pulled down by negative sentiment about companies based in Spain. However, both companies have a strong presence in Latin America, where many financial companies made gains. Accentuating this contrast, Banco Santander’s Brazilian unit, which the fund also invests in, was up 19.7%. Similarly, Itaú Unibanco, the Brazilian commercial bank, gained 28.1%, and its parent company, Itaúsa, rose 39.2%.

The Indian banks in which we invest, such as ICICI Bank (+58.4%) and HDFC Bank (+50.6%), appear to have avoided many of the mortgage excesses of developed-world banks. These Indian banks have benefited from attractive loan-to-value ratios and generally favorable economic conditions.

The Chinese economy has been in a credit expansion period, which the Chinese government has recently sought to constrain so as not to foment inflation. Industrial & Commercial Bank of China gained 1.2% during the period. Another fund holding, Agricultural Bank of China, came to market in 2010, so was not held in the portfolio a year ago.

Several telecommunication companies have continued to benefit the fund’s portfolio. Mexico’s América Móvil, the fund’s largest holding, advanced 29.8%, Turkcell gained 9.8% and South Africa’s MTN Group added 20.4%. Telefónica, based in Portugal, fell 3.4%, another example of market concerns over the potential for growth in Europe.

Among consumer staples companies, multinationals Nestlé (+17.6%), Anheuser-Busch InBev (+33.2%) and United Spirits (+50.5%) all did well and reflect market optimism about consumer spending after the recession. Russian convenience store chain Magnit OJSC gained 101.2%, helping to lift it into the fund’s top 10 holdings.

Some of the fund’s largest health care companies had mixed results. Israel-based Teva Pharmaceutical gained a modest 2.8%. Other companies made dramatic gains, including Russia’s Pharmstandard (+60.6%) and Amil Participações (+79.6%), a Brazil-based managed health care company. Though domiciled in the developed world, Denmark’s Novo Nordisk rose 69.0%. This was based in part on its introduction of a new diabetes drug in the U.S., but also on the company’s potential for growth in developing markets, where diabetes is on the rise.

Four other companies in the fund’s top 20 holdings all did well: Chinese information technology company Kingboard Chemical (+20.4%), German industrial gases company Linde AG (+37.5%), French industrial company Schneider Electric (+36.5%) and Bank Rakyat Indonesia (Persero) (+74.6%).

Looking forward

The global economy will likely continue to encounter surprises, and volatility will probably remain high for some time. As mentioned, one concern is the potential for increased capital controls in some countries. The recent weakness of the U.S. dollar has created some challenges for other countries that want to keep exports to the U.S. high. This has increased the risk that countries may engage in competitive devaluation, enacting measures to prevent their currencies from rising too much.

The market has created discrepancies in valuations based on where companies are domiciled. With our flexible investment approach and our extensive global research effort, we can potentially take advantage of these discrepancies, and invest in companies that appear to be trading at a discount. The same is not necessarily true of an index fund or exchange-traded fund, in which the majority of investment dollars go straight to the largest market caps — often exporters such as commodities companies — which may result in a less diversified portfolio and larger holdings in companies with lower growth potential.

We continue to find opportunities to invest in companies with attractive valuations and the potential to benefit from rising standards of living in the fastest growing parts of the world. For more on this topic, please see “At home in two worlds” beginning on page 6.

We thank you for your continued support.

Cordially,

/s/ Robert W. Lovelace

Robert W. Lovelace
President

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

December 9, 2010

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2010, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[begin mountain chart]
	New World Fund1	MSCI All Country World Index2	MSCI Emerging Markets Index2

6/17/1999	9,425	10,000	10,000
7/31/1999	9,484	9,959	9,728
10/31/1999	9,468	10,338	9,687
1/31/2000	11,235	10,925	11,968
4/30/2000	10,820	11,158	11,031
7/31/2000	10,389	10,907	10,384
10/31/2000	9,192	10,421	8,833
1/31/2001	9,694	10,190	9,393
4/30/2001	9,026	9,338	8,193
7/31/2001	8,682	8,810	7,607
10/31/2001	7,801	7,800	6,761
1/31/2002	8,888	8,128	8,333
4/30/2002	9,590	8,165	9,038
7/31/2002	8,269	7,034	7,601
10/31/2002	7,953	6,741	7,332
1/31/2003	8,132	6,573	7,543
4/30/2003	8,576	7,008	7,767
7/31/2003	9,552	7,726	9,350
10/31/2003	10,912	8,443	10,906
1/31/2004	12,077	9,272	12,261
4/30/2004	12,099	9,177	11,929
7/31/2004	11,912	9,142	11,540
10/31/2004	12,931	9,627	13,022
1/31/2005	14,314	10,330	14,960
4/30/2005	14,265	10,238	14,796
7/31/2005	15,701	10,940	16,967
10/31/2005	16,100	11,059	17,493
1/31/2006	18,979	12,333	22,317
4/30/2006	20,510	13,010	24,101
7/31/2006	19,440	12,596	21,858
10/31/2006	21,472	13,577	23,689
1/31/2007	23,558	14,427	26,326
4/30/2007	25,311	15,308	28,491
7/31/2007	27,251	15,502	32,993
10/31/2007	31,733	16,940	39,876
1/31/2008	28,705	14,714	32,554
4/30/2008	29,956	15,375	35,815
7/31/2008	27,840	13,986	31,643
10/31/2008	16,935	9,613	17,458
1/31/2009	15,519	8,525	16,292
4/30/2009	17,904	9,325	20,517
7/31/2009	22,291	11,114	26,399
10/31/2009	23,716	11,864	28,742
1/31/2010	24,291	12,074	29,433
4/30/2010	26,195	13,054	32,324
7/31/2010	26,168	12,405	31,743
10/31/2010	29,273	13,603	35,609
[end mountain chart]
Year ended October 31

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
3For the period June 17, 1999 (when the fund began operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2010)*

	1 year	5 years	10 years	Lifetime
Class A shares	16.34%	11.37%	11.62%	9.90%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details.

[Begin Photo Caption]
[photo of a theatre in Rio de Janeiro, Brazil]
Rio de Janeiro, Brazil
[End Photo Caption]

At home in two worlds

As the lines blur between the developed and developing worlds, New World Fund continues to seek to invest in strong companies with the potential to benefit from rapid growth in developing markets.

[Begin Pull Quote]
“As companies expand to developing markets, they bring their products, brands and best practices.”
— Rob Lovelace, portfolio counselor and president
[End Pull Quote]

[Begin Photo Caption]
[photo of people exercising in Shanghai, China]
Shanghai, China
[End Photo Caption]

When New World Fund was introduced more than a decade ago, there were very clear distinctions between developed and developing countries. Today, in the wake of a disruptive global downturn and an ongoing debt crisis in Europe, the traditional distinctions between the two worlds have become less clear. Many so-called developing countries, including Brazil, China, India and Russia, appear to be in more sound economic health than some of their Western counterparts.

“Where companies are domiciled is less relevant today than it has ever been,” says Brad Freer, a research director and investment analyst who covers financials and utilities companies in India and Australia. “There are U.S. companies in which 70%–80% of incremental growth is coming from India, China and Brazil. And there are Chinese companies whose growth is dependent on penetrating the U.S. and the U.K. The lines for geographic areas and sectors are all fading materially.”

New World Fund’s emphasis on companies that can benefit from the growth of developing economies, regardless of where they are domiciled, means that its investments often straddle both worlds. “A large number of our stocks are companies that do business in both the developed and the developing worlds,” says Rob Lovelace, portfolio counselor and president of New World Fund.

Because of the fund’s flexibility, these investments can be in companies not traditionally considered to be at the heart of developing-market investing. While commodities companies and large exporters are often thought of as the primary engines of developing-market growth, the investment professionals at New World Fund evaluate every company on the basis of its own merit, regardless of its sector or home country. Let’s look at a few examples of how these investments can create opportunities for the fund and its shareholders.

Wealth and health

Over the past few decades, there has been a dramatic improvement in standards of living for millions of people around the world, particularly for those in countries considered to be developing. Typically, as gross domestic product (GDP) grows, the portion of GDP spent on health care grows even faster. Many of the world’s largest health care companies are based in developed countries. New World Fund’s investment approach allows it to invest in developed-world companies with the potential to benefit from growth in developing countries.

[Begin Photo Caption]
[photo of Rob Lovelace]
Rob Lovelace
Portfolio counselor
[End Photo Caption]

[Begin Photo Caption]
[photo of Brad Freer]
Brad Freer
Investment analyst
[End Photo Caption]

[Begin Photo Caption]
[photo of Eric Keisman]
Eric Keisman
Investment analyst
[End Photo Caption]

[Begin Photo Caption
[photo of Isabelle de Wismes]
Isabelle de Wismes
Investment analyst
[End Photo Caption]

“As societies get wealthier, they spend an ever-increasing portion of that wealth on health care,” explains investment analyst Eric Keisman, who covers health care companies in Europe. “Once a person’s subsistence needs are met, they can begin to afford more discretionary items, including medicines. That trend is playing out now in developing markets.”

One of the unfortunate side effects of increased affluence is a rise in diseases, like diabetes, that are linked to sedentary lifestyles, unhealthy diets and urbanization. In fact, in 2010, the International Diabetes Federation raised its estimate of the number of diabetics in China from 43.2 million to 92.4 million, naming the country “the global epicenter of the diabetes epidemic.”

The world’s largest producer of insulin is Novo Nordisk, a Denmark-based company in which New World Fund has invested for several years. Though domiciled in the developed world, Novo Nordisk has built a strong foothold in developing markets over the course of many years. The company commands a majority of the market share for insulin in both China and India, another country in which the disease is rampant.

Of course, there is more to making an investment decision than merely seeing a potential for growth. “There is opportunity, and there is risk,” Eric says. “Whether people will spend their wealth on branded pharmaceuticals remains an evolving question. Yes, the potential market is enormous, but whether it is enough to improve the outlook for a large multinational pharmaceutical company is another matter. How big, how fast, how profitable and how sustainable is the opportunity? Our analytical work is centered on those questions.”

Novo Nordisk also faces increasing competition from other health care companies eager to expand their reach in developing markets. “One reason developing markets are exciting for pharmaceuticals companies is that medicines whose patents may have expired in highly profitable Western markets may get a second lease on life,” Eric says. “Even in the absence of patent protection, the brands have a power to convey safety, purity and quality to consumers in developing countries.”

Three other companies that are among the fund’s largest holdings (as of October 31, 2010) help to illustrate the wide range of opportunities for health care companies operating in developing markets. Pharmstandard is the largest Russian drugmaker and is a company that has experienced significant growth in recent years. Amil Participações is a Brazil-based insurer and HMO operator that has firmly established itself as a major health care provider in the country.

Finally, Teva, an Israeli pharmaceutical company that specializes in generic drugs, is based in a country that was formerly considered to be developing but is now considered developed. Though its market share is much higher in the U.S. and other developed countries than in the developing world, it has the potential to benefit from growing global demand for high-quality generics.

Local banks make strides

While investors often think first of exporters when it comes to developing markets, many companies in New World Fund’s portfolio have proven the resiliency of developing-world companies that cater to growing local demand. For example, some of the fund’s holdings in financial companies have been successful in bringing products like mortgages, credit cards and auto loans to an ever-expanding middle class in India, Brazil and China.

[Begin Pull Quote]
“We don’t just look at the opportunity. One question we always ask ourselves is whether that opportunity is investable over the long term.”
— Eric Keisman, investment analyst
[End Pull Quote]

[Begin Photo Caption]
[photo of a draw bridge in Saint Petersburg, Russia]
Saint Petersburg, Russia
[End Photo Caption]

“In many developing countries, there is a growing number of young people who are aspirational, increasingly brand conscious and are thinking about buying their first scooter, car, home or at the very least some branded, higher quality products,” Brad says. “They have been good savers, but now they are starting to borrow for larger purchases. They often have very good household balance sheets and do not borrow riskily.”

Compared to the developed world, many banks in Asia and Latin America have low loan-to-deposit ratios and growing deposit bases they can put to work through lending. “On both the lending and the savings sides, these banks appear to be well-positioned to benefit from the expansion of a client base that can do more things in the financial industry,” says Isabelle de Wismes, an investment analyst who covers Latin American and European banks. “As local economies grow and the population becomes more affluent, there is a new pocket of potential consumers who are more willing to take out loans, make larger deposits and invest in different kinds of savings.”

That has been the case in Brazil, for example, according to investment analyst Joerg Sponer, who covers Latin American financial companies. Demand for Brazil’s natural resources has created dramatic growth in the number of people working in the commodities industry, which has subsequently caused an increase in demand for financial products. “Suddenly, thousands of employees need salary accounts, credit card accounts, car loans, car insurance (which is mandatory in Brazil) and many other auxiliary financial products,” Joerg says.

The benefits to banks can extend far beyond the consumer side, as growing businesses look for increasingly sophisticated corporate services. “The companies may want to expand, so they engage the banks for infrastructure loans to help extract more resources, for trade finance, for help building a sales force and to access foreign exchange,” Joerg says. “If a company has an IPO, the bank may work with management to place the offering, access local capital markets, strategize over mergers and acquisitions and eventually issue bonds so the company can expand further. The owners, in time, may become quite wealthy and require private banking services or even venture capital services to fund their next idea. It can be a continuous cycle to the top.”

Joerg mentions Itaú Unibanco, one of the fund’s largest holdings, as a company that has benefited in such a way from growth in Brazil. Some Indian banks also in the fund’s portfolio — including ICICI Bank and HDFC Bank — have benefited from similar trends, according to Brad. Chinese banks in the fund’s portfolio include Agricultural Bank of China, which came to market in 2010, and Industrial & Commercial Bank of China. Both companies could potentially benefit from the trends mentioned above.

Global flow of knowledge

Because many of New World Fund’s investments are in companies with a large and growing presence in the developing world, these companies are often at the center of an ongoing flow of knowledge from one part of the world to another. “As companies expand to developing markets, they bring their products, brands and best practices,” Rob says. “What they’ve developed and learned in the developed world often helps them to achieve success in developing markets.”

[Begin Photo Caption]
[photo of Joerg Sponer]
Joerg Sponer
Investment analyst
[End Photo Caption]

[Begin Photo Caption]
[photo of Jeetu Panjabi]
Jeetu Panjabi
Macro analyst
[End Photo Caption]

Personnel moves can help facilitate this flow, as experienced employees move to new units in developing countries or to new companies, and help to implement and grow sophisticated practices. In banking, for example, “we often see a transfer of expertise in risk management from Western Europe to Eastern Europe, Africa, the Middle East and Asia,” Joerg says. “This includes computer-based scoring models for efficiently evaluating credit card customers based on their behavioral attributes. On the corporate banking side, there’s a similar shift of expertise in IPOs, asset management and equity and debt capital markets.”

That flow of knowledge often works in both directions. Companies with experience working in volatile and dynamic markets may be able to use that knowledge in other parts of their businesses. “Now that things have become volatile in the developed world, those companies may be better positioned to handle it,” Rob says. “And the large multinationals can benefit from the huge footprints they have.”

In addition, many companies have become adept at taking technologies developed in the West and using them to build products that can be sold back to Western consumers. One example is fund holding Kingboard Chemical, a China-based maker of printed circuit boards, as well as laminates, copper foil and chemicals used in printed circuit boards. “Many of the patents are held in the U.S., but the company has been successful at manufacturing the technology and putting it into products that are sold back into the developed world,” Rob says.

Mergers and acquisitions have also contributed to this trend, as companies in both the developed and the developing worlds have actively been making acquisitions in other parts of the world to expand their capabilities and market share. A few recent examples include Vale, a Brazilian iron ore company, which purchased a large Canadian nickel company, and Britain-based Vodafone and U.S.-based Abbott Laboratories, which have made acquisitions in India (neither of the latter are in the fund’s portfolio). Anheuser-Busch InBev, a large fund holding, emerged and grew as a result of mergers and acquisitions between brewing companies in the U.S., Brazil, Belgium and China.

While the lines between the developed and developing worlds continue to blur, New World Fund’s flexible mandate gives it the potential to benefit from this transfer of knowledge. Lately, the fund’s investment professionals have, in particular, been identifying more opportunities in the developed world, where valuations are often lower. “These companies may offer good value relative to pure developing-market companies, given that their valuations are much cheaper but their earnings exposure may be similar,” Joerg says.

But regardless of where they find new opportunities, the investment professionals will continue to scrutinize each company from the bottom up. They rely on an extensive global research effort and a collaborative approach to make high-conviction investment decisions for the benefit of shareholders. “We don’t just look at the opportunity,” Eric says. “One question we always ask ourselves is whether that opportunity is investable over the long term.” ■

[Begin Pull Quote]
“Most of the buildings I’ve visited since returning to Mumbai — including those in which I live, work, shop and take my kids to play — didn’t exist 10 years ago.”
— Samir Parekh, investment analyst
[End Pull Quote]

[Begin Photo Caption]
[photo of a city in Mumbai, India]
Mumbai, India
[End Photo Caption]

A growing global network

An extensive global research effort is one of the cornerstones of the investment approach at Capital Research and Management Company (CRMC), investment adviser to New World Fund. Over the past few years, as part of the ongoing evolution of that research effort, the organization has opened new offices in Mumbai, India, and Beijing, China.

They join a network of offices that includes Tokyo, Singapore, Hong Kong, Geneva, London, New York and Los Angeles. “The new offices in Beijing and Mumbai allow us to expand our already extensive knowledge of companies and policies in China and India,” says Rob Lovelace. “It’s the next logical step for a company that has already been doing business in both countries for a long time.”

Jeetu Panjabi, a macro analyst now based in the Mumbai office, meets regularly there with policymakers, industry experts, geopolitical analysts, business people and others who can provide valuable insights into local conditions. “These experts represent a variety of opinions and perspectives, which helps us capture a wide range of viewpoints,” he says.

At one recent meeting, for example, Jeetu met with a former senior member of India’s Planning Commission who was an expert in energy sector reforms. They spoke about the evolution of energy reforms in India and how future reforms might affect the pricing of products like kerosene, diesel and liquefied petroleum gas. Joining the meeting by phone were other CRMC investment analysts who used the information to add perspective to their views on the long-term profit potential of the energy companies they cover.

Investment analyst Samir Parekh grew up in Mumbai, and after working in New York and London, returned to India to work in the Mumbai office. Over the years, on regular return trips to his hometown, Samir witnessed first-hand the massive growth in the city, a reflection of economic expansion across the country. “Most of the buildings I’ve visited since returning to Mumbai — including those in which I live, work, shop and take my kids to play — didn’t exist 10 years ago,” he says. “It’s shocking to see how much the city has changed in just one decade.”

The opening of the Beijing office has also been a homecoming of sorts for Susan Dietz-Henderson, a macro analyst who heads the Beijing office. “My first experience in China was when I was 15,” Susan says. “My father taught in Shanghai in 1978, two years after the end of the Cultural Revolution. I joined the Australian Foreign Service shortly after I graduated from university, and was posted to China almost immediately.”

Susan, who is fluent in Mandarin, spent two decades as an Australian diplomat based primarily in China, most recently as Australia’s Consul General in Shanghai. From the Beijing office, she meets with economists, academics, industry specialists, government officials and experts on the internal workings of the Chinese government. Much of her research explores the dynamic conditions in China, including such topics as infrastructure growth, energy policy, urbanization, education, Internet usage, mobile penetration and labor relations.

“We’re looking into a wide range of issues identified by our investment group,” Susan says. “CRMC has had considerable interest in China for many years, but with the new office, we can enhance our ability to find and support investment opportunities here.”

Summary investment portfolio

October 31, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	(percent of net assets)
Financials	16.35%
Consumer staples	11.49
Telecommunication services	8.83
Consumer discretionary	7.36
Materials	6.79
Other industries	30.27
Warrants	0.01
Convertible securities	0.10
Bonds & notes	8.86
Short-term securities & other assets less liabilities	9.94
[end pie chart]

Country diversification	(percent of net assets)
Euro zone*	10.4%
China	8.4
Brazil	7.5
Mexico	5.3
India	5.1
United Kingdom	5.0
United States	4.5
Russia	4.3
Indonesia	3.9
Other countries	35.7
Short-term securities & other assets less liabilities	9.9

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Slovenia, and Spain.

			Percent
		Value	of net
Common stocks - 81.09%	Shares	(000)	assets

Financials - 16.35%
Itaú Unibanco Holding SA, preferred nominative	6,621,459	$161,613
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,364,325	107,188	1.32%
One of Brazil's leading private commercial banks.
Industrial and Commercial Bank of China Ltd., Class H	244,086,000	196,497	.97
A state-owned commercial bank in China and one of the world's largest banks.
Amil Participações SA, ordinary nominative	16,728,090	170,203	.84
Brazil-based provider of managed health care services.
Banco Bilbao Vizcaya Argentaria, SA	12,624,287	166,041	.82
This leading Spanish bank also provides financial services in Latin America.
Itaúsa - Investimentos Itaú SA, preferred nominative	19,536,992	155,005	.76
Brazil-based investment holding company primarily involved in the financial, industrial and real estate sectors, with operations in various other industries.
Banco Santander, SA	11,260,313	144,669
Banco Santander, SA (1) (2)	11,341	146	.71
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
PT Bank Rakyat Indonesia (Persero) Tbk	110,072,800	140,401	.69
One of Indonesia's oldest and largest banks.
Agricultural Bank of China, Class H (1)	216,794,000	114,393	.56
One of the largest banks in China.
Prudential PLC	10,644,059	107,535	.53
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.
ICICI Bank Ltd.	4,100,000	107,334	.53
One of India's fastest growing private banks, offering banking services through traditional and electronic channels.
China Life Insurance Co. Ltd., Class H	23,545,000	103,126	.51
Life insurance company based in China.
Ping An Insurance (Group) Co. of China, Ltd., Class H	8,710,000	93,772	.46
China-based insurance, banking and investment services company.
Metro Pacific Investments Corp.	935,686,000	93,308	.46
Philippine-based investment company for real estate and infrastructure projects.
Other securities		1,462,233	7.19
		3,323,464	16.35

Consumer staples - 11.49%
Nestlé SA	4,596,290	251,756	1.24
Global packaged food and beverage company based in Switzerland.
Anheuser-Busch InBev NV	3,034,997	190,233
Anheuser-Busch InBev NV, VVPR STRIPS (1)	1,413,427	6	.93
One of the world's largest brewers.
OJSC Magnit (GDR) (3)	3,435,500	91,865
OJSC Magnit (GDR)	3,043,900	81,394	.85
Russia-based retailer and distributor of consumer products.
United Spirits Ltd.	4,538,914	152,760	.75
Major manufacturer and distributor of beer, wine, liquor and spirits based in India.
Wilmar International Ltd.	23,342,000	115,421	.57
A leading agribusiness group in Asia. Its key operations include oil palm cultivation, milling, refining and merchandising.
China Yurun Food Group Ltd.	28,994,000	112,778	.55
Manufacturer of meat and processed meat products.
Shoprite Holdings Ltd.	7,925,000	112,025	.55
Major food retailer in Africa.
Pernod Ricard SA	1,092,823	96,902	.48
Produces wine, spirits and nonalcoholic beverages.
Other securities		1,131,780	5.57
		2,336,920	11.49

Telecommunication services - 8.83%
América Móvil, SAB de CV, Series L (ADR)	9,296,392	532,311
América Móvil, SAB de CV, Series L	8,440,000	24,196	2.74
Latin America's largest cellular communications provider.
Turkcell Iletisim Hizmetleri AS	30,095,000	218,209	1.07
Owner and operator of GSM network in Turkey.
MTN Group Ltd.	10,570,231	190,128	.93
Major telecommunications provider serving Africa and the Middle East.
Philippine Long Distance Telephone Co.	1,787,440	111,268
Philippine Long Distance Telephone Co. (ADR)	141,500	8,791	.59
The leading international and domestic telephone company in the Philippines.
Millicom International Cellular SA	1,076,800	101,865	.50
Provider of prepaid cellular telephone service to customers in Latin America, Africa and Asia.
Other securities		607,425	3.00
		1,794,193	8.83

Consumer discretionary - 7.36%
Truworths International Ltd.	12,103,000	119,233	.59
Retailer of fashion apparel operating mainly in South Africa.
Honda Motor Co., Ltd.	3,055,000	111,502	.55
Develops, manufactures and sells automobiles, motorcycles and power equipment globally.
Other securities		1,264,668	6.22
		1,495,403	7.36

Materials - 6.79%
Linde AG	843,738	121,483	.60
Major industrial gas company headquartered in Germany.
PT Semen Gresik (Persero) Tbk	89,607,500	98,255	.48
Cement production company based in Indonesia.
PT Indocement Tunggal Prakarsa Tbk	46,877,000	95,983	.47
Cement manufacturer based in Indonesia.
Other securities		1,065,765	5.24
		1,381,486	6.79

Information technology - 6.10%
Kingboard Chemical Holdings Ltd.	34,366,840	167,151	.82
Maker of printed circuit boards, as well as laminates, copper foil and chemicals used in printed circuit boards.
Samsung Electronics Co. Ltd.	151,112	100,047	.49
Korea's top electronics manufacturer and a global leader in semiconductor production.
Other securities		973,814	4.79
		1,241,012	6.10

Health care - 6.03%
JSC Pharmstandard (GDR) (1) (4)	8,817,949	229,267
JSC Pharmstandard (GDR) (1) (3) (4)	392,700	10,210	1.18
Leading pharmaceutical company in Russia specializing in generics.
Novo Nordisk A/S, Class B	1,536,200	161,702	.79
A global leader in drugs to treat diabetes.
Teva Pharmaceutical Industries Ltd. (ADR)	3,084,000	160,060	.79
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
Hikma Pharmaceuticals PLC	8,953,850	112,769	.55
Multinational pharmaceutical company based in the United Kingdom.
Baxter International Inc.	1,962,000	99,866	.49
A leading maker of blood products, renal products and IV supplies and solutions.
Other securities		451,840	2.23
		1,225,714	6.03

Industrials - 5.66%
Schneider Electric SA	853,141	121,115	.60
An international supplier of industrial electrical equipment and industrial automation equipment.
International Container Terminal Services, Inc.	95,500,000	95,456	.47
Operates container terminals and related port services in the Philippines.
Siemens AG	804,200	91,871	.45
A major worldwide producer of electrical and electronic equipment used in industrial and professional applications.
Other securities		841,471	4.14
		1,149,913	5.66

Energy - 5.47%
Other securities		1,112,642	5.47

Utilities - 2.06%
GAIL (India) Ltd.	8,494,000	93,984	.46
Its primary business is the production and distribution of gas.
Other securities		324,972	1.60
		418,956	2.06

Miscellaneous - 4.95%
Other common stocks in initial period of acquisition		1,005,901	4.95

Total common stocks (cost: $11,695,784,000)		16,485,604	81.09

			Percent
		Value	of net
Warrants - 0.01%		(000)	assets

Miscellaneous - 0.01%
Other warrants in initial period of acquisition		2,021	.01

Total warrants (cost: $0)		2,021	.01

			Percent
		Value	of net
Convertible securities - 0.10%		(000)	assets

Financials - 0.10%
Other securities		19,505	.10

Total convertible securities (cost: $17,440,000)		19,505	.10

	Principal		Percent
	amount	Value	of net
Bonds & notes - 8.86%	(000)	(000)	assets

Bonds & notes of governments outside the U.S. - 7.86%
Brazil (Federal Republic of) Global 4.875%-11.00% 2017-2041 (5)	$126,918	164,940
Brazil (Federal Republic of) Global 12.50% 2016-2022	BRL49,400	34,386
Brazil (Federal Republic of) 6.00%-10.00% 2015-2045 (6)	95,161	55,656	1.25
United Mexican States Government 3.50%-10.00% 2012-2036 (6)	MXN1,195,873	115,177
United Mexican States Government Global 5.125%-6.375% 2013-2040	$87,750	100,175	1.06
Turkey (Republic of) 6.75%-11.50% 2012-2040	94,060	112,956
Turkey (Republic of) 4.00%-16.00% 2011-2015 (6)	TRY125,096	97,884	1.04
Other securities		915,548	4.51
		1,596,722	7.86

Telecommunication services - 0.05%
América Móvil, SAB de CV 8.46% 2036	MXN28,000	2,356	.01
Other securities		6,807	.04
		9,163	.05

Other - 0.95%
Other securities		194,489	.95

Total bonds & notes (cost: $1,561,091,000)		1,800,374	8.86

	Principal		Percent
	amount	Value	of net
Short-term securities - 9.24%	(000)	(000)	assets

Freddie Mac 0.20%-0.34% due 11/23/2010-4/29/2011	$472,100	$471,804	2.32%
Fannie Mae 0.24%-0.51% due 12/20/2010-5/2/2011	182,600	182,483	.90
Straight-A Funding LLC 0.25%-0.27% due 11/16-12/13/2010 (3)	180,500	180,460	.89
Société Générale North America, Inc. 0.23%-0.25% due 11/2-11/29/2010	177,700	177,676	.87
National Australia Funding (Delaware) Inc. 0.24%-0.265% due 12/2/2010-1/10/2011 (3)	176,400	176,334	.87
Toronto-Dominion Holdings USA Inc. 0.24% due 12/9/2010-1/18/2011 (3)	127,903	127,840	.63
Bank of Nova Scotia 0.225%-0.275% due 11/15-11/17/2010	106,900	106,890	.53
Commonwealth Bank of Australia 0.25% due 11/24/2010-1/28/2011 (3)	100,000	99,960	.49
Deutsche Bank Financial LLC 0.21% due 11/1/2010	97,600	97,598	.48
Other securities		256,744	1.26

Total short-term securities (cost: $1,877,604,000)		1,877,789	9.24

Total investment securities (cost: $15,151,919,000)		20,185,293	99.30
Other assets less liabilities		143,513	.70

Net assets		$20,328,806	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2010 (000)
JSC Pharmstandard (GDR) (1)	7,452,949	1,365,000	-	8,817,949	$-	$229,267
JSC Pharmstandard (GDR) (1) (3)	392,700	-	-	392,700	-	10,210
Heritage Oil Ltd.	12,925,000	3,418,000	-	16,343,000	25,902	90,215
					$25,902	$329,692

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Other securities," was $90,211,000, which represented .44% of the net assets of the fund.

(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,148,952,000, which represented 5.65% of the net assets of the fund.

(4) Represents an affiliated company as defined under the Investment Company Act of 1940.
(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(6) Index-linked bond whose principal amount moves with a government retail price index.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
MXN = Mexican pesos
TRY = Turkish liras

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $14,879,707)	$19,855,601
Affiliated issuers (cost: $272,212)	329,692	$20,185,293
Cash denominated in currencies other than U.S. dollars
(cost: $1,423)		1,497
Cash		1,213
Receivables for:
Sales of investments	90,764
Sales of fund's shares	55,366
Dividends and interest	153,941	300,071
		20,488,074
Liabilities:
Unrealized depreciation on open forward currency contracts		93
Payables for:
Purchases of investments	113,784
Repurchases of fund's shares	18,478
Closed forward currency contracts	113
Investment advisory services	9,499
Services provided by related parties	10,332
Directors' deferred compensation	1,813
Non-U.S. taxes	4,530
Other	626	159,175
Net assets at October 31, 2010		$20,328,806

Net assets consist of:
Capital paid in on shares of capital stock		$16,185,602
Undistributed net investment income		194,349
Accumulated net realized loss		(1,080,574)
Net unrealized appreciation		5,029,429
Net assets at October 31, 2010		$20,328,806

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 500,000 shares, $.01 par value (373,971 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$13,334,965	244,331	$54.58
Class B	417,242	7,810	53.42
Class C	1,128,152	21,368	52.80
Class F-1	1,883,703	34,733	54.23
Class F-2	828,642	15,154	54.68
Class 529-A	555,094	10,233	54.24
Class 529-B	41,970	792	53.02
Class 529-C	128,566	2,427	52.98
Class 529-E	28,561	531	53.81
Class 529-F-1	25,663	473	54.31
Class R-1	44,297	838	52.87
Class R-2	364,067	6,880	52.91
Class R-3	398,552	7,393	53.91
Class R-4	268,074	4,925	54.43
Class R-5	554,512	10,116	54.81
Class R-6	326,746	5,967	54.76

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $29,602;
also includes $25,902 from affiliates)	$326,414
Interest (net of non-U.S. taxes of $213)	126,321	$452,735

Fees and expenses*:
Investment advisory services	97,359
Distribution services	50,551
Transfer agent services	20,952
Administrative services	9,758
Reports to shareholders	1,321
Registration statement and prospectus	1,450
Directors' compensation	633
Auditing and legal	172
Custodian	6,669
State and local taxes	240
Other	1,222	190,327
Net investment income		262,408

Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2,908)	354,835
Forward currency contracts	(4,811)
Currency transactions	(5,231)	344,793
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $4,530)	3,041,452
Forward currency contracts	(93)
Currency translations	(356)	3,041,003
Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency		3,385,796
Net increase in net assets resulting
from operations		$3,648,204

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended October 31
	2010	2009
Operations:
Net investment income	$262,408	$231,025
Net realized gain (loss) on investments, forward currency contracts and currency transactions	344,793	(1,324,104)
Net unrealized appreciation on investments, forward currency contracts and currency translations	3,041,003	5,026,435
Net increase in net assets resulting from operations	3,648,204	3,933,356

Dividends paid to shareholders from net investment income	(189,716)	(143,293)

Net capital share transactions	1,775,063	1,112,866

Total increase in net assets	5,233,551	4,902,929

Net assets:
Beginning of year	15,095,255	10,192,326
End of year (including undistributed
net investment income: $194,349 and $112,994, respectively)	$20,328,806	$15,095,255

See Notes to Financial Statements

Notes to financial statements

1.	Organization

New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2011; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described on the following page, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Financials	$3,233,253	$90,211	$-	$3,323,464
Consumer staples	2,336,920	-	-	2,336,920
Telecommunication services	1,794,193	-	-	1,794,193
Consumer discretionary	1,495,403	-	-	1,495,403
Materials	1,381,486	-	-	1,381,486
Information technology	1,241,012	-	-	1,241,012
Health care	1,225,714	-	-	1,225,714
Industrials	1,149,913	-	-	1,149,913
Energy	1,112,642	-	-	1,112,642
Utilities	418,956	-	-	418,956
Miscellaneous	1,005,901	-	-	1,005,901
Warrants	2,021	-	-	2,021
Convertible securities	-	19,505	-	19,505
Bonds & notes:
Bonds & notes of governments outside the U.S.	-	1,596,722	-	1,596,722
Corporate bonds & notes	-	203,652	-	203,652
Short-term securities	-	1,877,789	-	1,877,789
Total	$16,397,414	$3,787,879	$-	$20,185,293

Forward currency contracts (*):	Level 1	Level 2	Level 3	Total
Unrealized depreciation on open forward currency contracts	$-	$(93)	$-	$(93)

(*) Forward currency contracts are not included in the investment portfolio.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks and other equity-type securities may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006, by state tax authorities for tax years before 2005 and by tax authorities outside the U.S. for tax years before 2003.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2010, the fund reclassified $8,815,000 from accumulated net realized loss to undistributed net investment income and reclassified  $152,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$264,114
Capital loss carryforward expiring 2017*	(1,070,528)
Gross unrealized appreciation on investment securities	5,467,198
Gross unrealized depreciation on investment securities	(511,909)
Net unrealized appreciation on investment securities	4,955,289
Cost of investment securities	15,230,004

*Reflects the utilization of capital loss carryforwards of $335,980,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

	Year ended October 31
Share class	2010	2009
Class A	$133,041	$111,308
Class B	2,385	1,040
Class C	6,605	1,622
Class F-1	15,617	10,483
Class F-2	6,841	786
Class 529-A	4,940	3,806
Class 529-B	217	114
Class 529-C	609	233
Class 529-E	211	142
Class 529-F-1	232	162
Class R-1	262	63
Class R-2	1,910	782
Class R-3	3,170	1,768
Class R-4	2,688	1,334
Class R-5	7,121	9,650
Class R-6*	3,867	-
Total	$189,716	$143,293

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. For the year ended October 31, 2010, the investment advisory services fee was $97,359,000, which was equivalent to an annualized rate of 0.569% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described on the following page.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$26,171	$20,222	Not applicable	Not applicable	Not applicable
Class B	4,004	730	Not applicable	Not applicable	Not applicable
Class C	9,539	Included in administrative services	$1,434	$302	Not applicable
Class F-1	3,500		2,106	204	Not applicable
Class F-2	Not applicable		722	35	Not applicable
Class 529-A	869		557	103	$450
Class 529-B	388		48	17	39
Class 529-C	1,049		131	40	105
Class 529-E	117		29	5	23
Class 529-F-1	-		24	4	20
Class R-1	372		44	38	Not applicable
Class R-2	2,344		469	996	Not applicable
Class R-3	1,658		496	324	Not applicable
Class R-4	540		302	20	Not applicable
Class R-5	Not applicable		488	49	Not applicable
Class R-6	Not applicable		131	3	Not applicable
Total	$50,551	$20,952	$6,981	$2,140	$637

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1999, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $633,000, shown on the accompanying financial statements, includes $392,000 in current fees (either paid in cash or deferred) and a net increase of $241,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2010
Class A	$2,711,623	55,852	$127,149	2,739	$(2,183,024)	(45,922)	$655,748	12,669
Class B	46,661	979	2,324	51	(108,873)	(2,322)	(59,888)	(1,292)
Class C	300,411	6,379	6,366	141	(201,838)	(4,384)	104,939	2,136
Class F-1	906,894	18,868	14,092	306	(445,876)	(9,484)	475,110	9,690
Class F-2	387,954	8,082	5,641	122	(95,567)	(2,014)	298,028	6,190
Class 529-A	125,515	2,614	4,939	107	(41,990)	(883)	88,464	1,838
Class 529-B	3,729	79	217	5	(6,813)	(145)	(2,867)	(61)
Class 529-C	35,858	762	609	13	(15,977)	(345)	20,490	430
Class 529-E	7,149	151	211	5	(2,843)	(60)	4,517	96
Class 529-F-1	8,568	180	232	5	(1,795)	(37)	7,005	148
Class R-1	21,739	461	260	6	(16,478)	(360)	5,521	107
Class R-2	123,950	2,644	1,907	42	(103,880)	(2,236)	21,977	450
Class R-3	162,896	3,406	3,166	69	(113,088)	(2,390)	52,974	1,085
Class R-4	138,968	2,883	2,686	58	(86,855)	(1,825)	54,799	1,116
Class R-5	137,131	2,841	7,114	153	(135,364)	(2,896)	8,881	98
Class R-6	107,037	2,220	3,867	83	(71,539)	(1,513)	39,365	790
Total net increase
(decrease)	$5,226,083	108,401	$180,780	3,905	$(3,631,800)	(76,816)	$1,775,063	35,490

Year ended October 31, 2009
Class A	$2,146,815	57,714	$106,604	3,477	$(1,898,817)	(56,471)	$354,602	4,720
Class B	57,990	1,624	1,013	33	(76,390)	(2,280)	(17,387)	(623)
Class C	232,142	6,295	1,570	53	(153,355)	(4,703)	80,357	1,645
Class F-1	516,206	14,167	9,344	307	(360,694)	(10,676)	164,856	3,798
Class F-2	334,377	8,699	707	23	(41,522)	(1,198)	293,562	7,524
Class 529-A	71,859	1,947	3,806	125	(31,298)	(909)	44,367	1,163
Class 529-B	3,981	117	114	4	(3,173)	(96)	922	25
Class 529-C	19,911	549	233	7	(10,030)	(299)	10,114	257
Class 529-E	4,326	121	142	4	(2,313)	(68)	2,155	57
Class 529-F-1	3,961	108	162	5	(2,081)	(60)	2,042	53
Class R-1	20,195	550	62	2	(9,784)	(266)	10,473	286
Class R-2	110,263	3,169	780	26	(61,106)	(1,766)	49,937	1,429
Class R-3	115,053	3,196	1,766	58	(55,994)	(1,589)	60,825	1,665
Class R-4	84,082	2,276	1,332	44	(33,094)	(936)	52,320	1,384
Class R-5	191,450	5,297	9,166	299	(388,779)	(10,741)	(188,163)	(5,145)
Class R-6(†)	195,391	5,261	-	-	(3,507)	(84)	191,884	5,177
Total net increase
(decrease)	$4,108,002	111,090	$136,801	4,467	$(3,131,937)	(92,142)	$1,112,866	23,415

* Includes exchanges between share classes of the fund.
(†)Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,532,061,000 and $3,094,869,000, respectively, during the year ended October 31, 2010.

9.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of October 31, 2010, the fund had an open forward currency contract to sell currency, as shown on the following table. The open forward currency contract shown is generally indicative of the level of activity over the prior 12-month period.
					(amounts in thousands)
			Contract amount		Unrealized depreciation at
	Settlement date	Counterparty	Receive	Deliver	October 31, 2010

Sales:
Brazilian reais	11/5/2010	JPMorgan Chase	$8,133	BRL14,200	$(93)

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 10/31/2010	$44.76	$.77	$9.62	$10.39	$(.57)	$-	$(.57)	$54.58	23.43%	$13,335	1.04%	1.04%	1.60%
Year ended 10/31/2009	32.48	.76	12.03	12.79	(.51)	-	(.51)	44.76	40.04	10,369	1.18	1.17	2.11
Year ended 10/31/2008	65.91	1.13	(29.59)	(28.46)	(1.18)	(3.79)	(4.97)	32.48	(46.63)	7,371	1.01	.95	2.10
Year ended 10/31/2007	47.54	1.02	20.49	21.51	(.91)	(2.23)	(3.14)	65.91	47.79	13,752	1.02	.96	1.92
Year ended 10/31/2006	36.32	.93	11.02	11.95	(.73)	-	(.73)	47.54	33.37	7,791	1.06	1.00	2.19
Class B:
Year ended 10/31/2010	43.87	.38	9.43	9.81	(.26)	-	(.26)	53.42	22.48	417	1.82	1.82	.81
Year ended 10/31/2009	31.68	.48	11.82	12.30	(.11)	-	(.11)	43.87	38.94	399	1.96	1.95	1.35
Year ended 10/31/2008	64.48	.70	(28.92)	(28.22)	(.79)	(3.79)	(4.58)	31.68	(47.04)	308	1.79	1.73	1.32
Year ended 10/31/2007	46.62	.60	20.09	20.69	(.60)	(2.23)	(2.83)	64.48	46.65	588	1.79	1.73	1.14
Year ended 10/31/2006	35.71	.59	10.84	11.43	(.52)	-	(.52)	46.62	32.33	332	1.85	1.79	1.40
Class C:
Year ended 10/31/2010	43.43	.39	9.31	9.70	(.33)	-	(.33)	52.80	22.51	1,128	1.82	1.82	.83
Year ended 10/31/2009	31.32	.48	11.73	12.21	(.10)	-	(.10)	43.43	39.03	835	1.90	1.89	1.36
Year ended 10/31/2008	63.83	.67	(28.59)	(27.92)	(.80)	(3.79)	(4.59)	31.32	(47.06)	551	1.81	1.76	1.29
Year ended 10/31/2007	46.20	.57	19.89	20.46	(.60)	(2.23)	(2.83)	63.83	46.60	1,033	1.83	1.78	1.10
Year ended 10/31/2006	35.42	.57	10.75	11.32	(.54)	-	(.54)	46.20	32.27	532	1.89	1.83	1.36
Class F-1:
Year ended 10/31/2010	44.51	.77	9.55	10.32	(.60)	-	(.60)	54.23	23.43	1,884	1.04	1.04	1.61
Year ended 10/31/2009	32.28	.77	11.96	12.73	(.50)	-	(.50)	44.51	40.14	1,115	1.11	1.11	2.13
Year ended 10/31/2008	65.54	1.11	(29.39)	(28.28)	(1.19)	(3.79)	(4.98)	32.28	(46.64)	686	1.02	.96	2.08
Year ended 10/31/2007	47.29	1.01	20.38	21.39	(.91)	(2.23)	(3.14)	65.54	47.79	1,289	1.02	.96	1.91
Year ended 10/31/2006	36.13	.92	10.97	11.89	(.73)	-	(.73)	47.29	33.38	673	1.07	1.01	2.18
Class F-2:
Year ended 10/31/2010	44.86	.91	9.63	10.54	(.72)	-	(.72)	54.68	23.77	829	.76	.76	1.89
Year ended 10/31/2009	32.50	.75	12.17	12.92	(.56)	-	(.56)	44.86	40.51	402	.83	.82	1.89
Period from 8/1/2008 to 10/31/2008	52.88	.19	(20.57)	(20.38)	-	-	-	32.50	(38.52)	47	.20	.19	.49
Class 529-A:
Year ended 10/31/2010	44.51	.75	9.55	10.30	(.57)	-	(.57)	54.24	23.37	555	1.08	1.08	1.57
Year ended 10/31/2009	32.31	.75	11.97	12.72	(.52)	-	(.52)	44.51	40.06	374	1.18	1.17	2.09
Year ended 10/31/2008	65.60	1.10	(29.43)	(28.33)	(1.17)	(3.79)	(4.96)	32.31	(46.66)	234	1.05	.99	2.06
Year ended 10/31/2007	47.35	1.00	20.39	21.39	(.91)	(2.23)	(3.14)	65.60	47.71	355	1.07	1.01	1.87
Year ended 10/31/2006	36.19	.92	10.97	11.89	(.73)	-	(.73)	47.35	33.32	171	1.09	1.03	2.15
Class 529-B:
Year ended 10/31/2010	43.57	.34	9.37	9.71	(.26)	-	(.26)	53.02	22.38	42	1.90	1.90	.73
Year ended 10/31/2009	31.51	.45	11.75	12.20	(.14)	-	(.14)	43.57	38.91	37	2.01	2.00	1.29
Year ended 10/31/2008	64.17	.64	(28.75)	(28.11)	(.76)	(3.79)	(4.55)	31.51	(47.10)	26	1.88	1.82	1.23
Year ended 10/31/2007	46.44	.54	19.99	20.53	(.57)	(2.23)	(2.80)	64.17	46.49	42	1.90	1.84	1.03
Year ended 10/31/2006	35.58	.53	10.81	11.34	(.48)	-	(.48)	46.44	32.14	22	1.97	1.90	1.28
Class 529-C:
Year ended 10/31/2010	43.57	.36	9.35	9.71	(.30)	-	(.30)	52.98	22.39	129	1.89	1.89	.76
Year ended 10/31/2009	31.50	.44	11.76	12.20	(.13)	-	(.13)	43.57	38.89	87	2.00	2.00	1.26
Year ended 10/31/2008	64.17	.65	(28.76)	(28.11)	(.77)	(3.79)	(4.56)	31.50	(47.09)	55	1.87	1.82	1.24
Year ended 10/31/2007	46.45	.54	20.00	20.54	(.59)	(2.23)	(2.82)	64.17	46.50	86	1.90	1.84	1.04
Year ended 10/31/2006	35.60	.54	10.81	11.35	(.50)	-	(.50)	46.45	32.19	43	1.96	1.89	1.29
Class 529-E:
Year ended 10/31/2010	44.19	.60	9.49	10.09	(.47)	-	(.47)	53.81	23.01	29	1.38	1.38	1.27
Year ended 10/31/2009	32.03	.63	11.90	12.53	(.37)	-	(.37)	44.19	39.61	19	1.49	1.48	1.78
Year ended 10/31/2008	65.10	.92	(29.20)	(28.28)	(1.00)	(3.79)	(4.79)	32.03	(46.82)	12	1.36	1.31	1.74
Year ended 10/31/2007	47.04	.82	20.26	21.08	(.79)	(2.23)	(3.02)	65.10	47.23	19	1.39	1.33	1.55
Year ended 10/31/2006	36.00	.77	10.91	11.68	(.64)	-	(.64)	47.04	32.87	10	1.43	1.37	1.82

Class 529-F-1:
Year ended 10/31/2010	$44.55	$.85	$9.56	$10.41	$(.65)	$-	$(.65)	$54.31	23.63%	$26	.88%	.88%	1.77%
Year ended 10/31/2009	32.36	.81	11.97	12.78	(.59)	-	(.59)	44.55	40.31	15	.99	.98	2.27
Year ended 10/31/2008	65.66	1.20	(29.46)	(28.26)	(1.25)	(3.79)	(5.04)	32.36	(46.55)	9	.86	.81	2.24
Year ended 10/31/2007	47.36	1.09	20.40	21.49	(.96)	(2.23)	(3.19)	65.66	47.98	15	.89	.83	2.05
Year ended 10/31/2006	36.15	.98	10.97	11.95	(.74)	-	(.74)	47.36	33.55	8	.93	.87	2.31
Class R-1:
Year ended 10/31/2010	43.51	.38	9.33	9.71	(.35)	-	(.35)	52.87	22.44	44	1.85	1.85	.80
Year ended 10/31/2009	31.45	.43	11.77	12.20	(.14)	-	(.14)	43.51	38.94	32	1.96	1.96	1.20
Year ended 10/31/2008	64.12	.67	(28.68)	(28.01)	(.87)	(3.79)	(4.66)	31.45	(47.04)	14	1.79	1.74	1.28
Year ended 10/31/2007	46.46	.58	19.96	20.54	(.65)	(2.23)	(2.88)	64.12	46.57	25	1.86	1.79	1.11
Year ended 10/31/2006	35.64	.57	10.80	11.37	(.55)	-	(.55)	46.46	32.22	11	1.93	1.83	1.35
Class R-2:
Year ended 10/31/2010	43.50	.37	9.33	9.70	(.29)	-	(.29)	52.91	22.45	364	1.84	1.84	.80
Year ended 10/31/2009	31.48	.43	11.74	12.17	(.15)	-	(.15)	43.50	38.80	280	2.03	2.02	1.22
Year ended 10/31/2008	64.18	.65	(28.74)	(28.09)	(.82)	(3.79)	(4.61)	31.48	(47.09)	157	1.87	1.81	1.24
Year ended 10/31/2007	46.46	.59	20.00	20.59	(.64)	(2.23)	(2.87)	64.18	46.61	245	1.90	1.76	1.12
Year ended 10/31/2006	35.62	.58	10.80	11.38	(.54)	-	(.54)	46.46	32.30	110	2.05	1.80	1.38
Class R-3:
Year ended 10/31/2010	44.29	.61	9.50	10.11	(.49)	-	(.49)	53.91	23.01	398	1.38	1.38	1.28
Year ended 10/31/2009	32.09	.64	11.93	12.57	(.37)	-	(.37)	44.29	39.66	279	1.47	1.46	1.77
Year ended 10/31/2008	65.24	.92	(29.25)	(28.33)	(1.03)	(3.79)	(4.82)	32.09	(46.82)	149	1.37	1.31	1.74
Year ended 10/31/2007	47.13	.82	20.30	21.12	(.78)	(2.23)	(3.01)	65.24	47.24	238	1.39	1.33	1.55
Year ended 10/31/2006	36.07	.74	10.94	11.68	(.62)	-	(.62)	47.13	32.77	100	1.49	1.42	1.75
Class R-4:
Year ended 10/31/2010	44.68	.78	9.59	10.37	(.62)	-	(.62)	54.43	23.46	268	1.03	1.03	1.63
Year ended 10/31/2009	32.43	.76	12.02	12.78	(.53)	-	(.53)	44.68	40.13	170	1.11	1.10	2.07
Year ended 10/31/2008	65.83	1.11	(29.54)	(28.43)	(1.18)	(3.79)	(4.97)	32.43	(46.64)	78	1.04	.98	2.09
Year ended 10/31/2007	47.51	1.01	20.46	21.47	(.92)	(2.23)	(3.15)	65.83	47.74	107	1.06	1.00	1.88
Year ended 10/31/2006	36.33	.91	11.01	11.92	(.74)	-	(.74)	47.51	33.29	41	1.11	1.05	2.12
Class R-5:
Year ended 10/31/2010	44.94	.91	9.66	10.57	(.70)	-	(.70)	54.81	23.79	554	.74	.74	1.90
Year ended 10/31/2009	32.65	.93	12.02	12.95	(.66)	-	(.66)	44.94	40.56	450	.80	.80	2.65
Year ended 10/31/2008	66.19	1.27	(29.70)	(28.43)	(1.32)	(3.79)	(5.11)	32.65	(46.48)	495	.73	.68	2.37
Year ended 10/31/2007	47.71	1.17	20.56	21.73	(1.02)	(2.23)	(3.25)	66.19	48.16	728	.76	.70	2.17
Year ended 10/31/2006	36.43	1.04	11.05	12.09	(.81)	-	(.81)	47.71	33.72	350	.81	.75	2.44
Class R-6:
Year ended 10/31/2010	44.85	.94	9.65	10.59	(.68)	-	(.68)	54.76	23.89	327	.68	.68	1.96
Six months ended 10/31/2009	34.02	.40	10.43	10.83	-	-	-	44.85	31.83	232	.75 (5)	.75 (5)	1.94 (5)

	Year ended October 31
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	20%	36%	35%	31%	30%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of New World Fund, Inc. (the “Fund”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 9, 2010

Expense example
                                                                                                                                   unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010, through October 31, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 5/1/2010	Ending account value 10/31/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,117.53	$5.44	1.02%
Class A -- assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class B -- actual return	1,000.00	1,113.17	9.59	1.80
Class B -- assumed 5% return	1,000.00	1,016.13	9.15	1.80
Class C -- actual return	1,000.00	1,113.24	9.59	1.80
Class C -- assumed 5% return	1,000.00	1,016.13	9.15	1.80
Class F-1 -- actual return	1,000.00	1,117.46	5.50	1.03
Class F-1 -- assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class F-2 -- actual return	1,000.00	1,119.14	4.06	.76
Class F-2 -- assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 529-A -- actual return	1,000.00	1,117.18	5.66	1.06
Class 529-A -- assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class 529-B -- actual return	1,000.00	1,112.68	10.06	1.89
Class 529-B -- assumed 5% return	1,000.00	1,015.68	9.60	1.89
Class 529-C -- actual return	1,000.00	1,112.79	10.01	1.88
Class 529-C -- assumed 5% return	1,000.00	1,015.73	9.55	1.88
Class 529-E -- actual return	1,000.00	1,115.70	7.31	1.37
Class 529-E -- assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class 529-F-1 -- actual return	1,000.00	1,118.41	4.65	.87
Class 529-F-1 -- assumed 5% return	1,000.00	1,020.82	4.43	.87
Class R-1 -- actual return	1,000.00	1,113.07	9.80	1.84
Class R-1 -- assumed 5% return	1,000.00	1,015.93	9.35	1.84
Class R-2 -- actual return	1,000.00	1,112.96	9.75	1.83
Class R-2 -- assumed 5% return	1,000.00	1,015.98	9.30	1.83
Class R-3 -- actual return	1,000.00	1,115.67	7.25	1.36
Class R-3 -- assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-4 -- actual return	1,000.00	1,117.67	5.44	1.02
Class R-4 -- assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class R-5 -- actual return	1,000.00	1,119.28	3.85	.72
Class R-5 -- assumed 5% return	1,000.00	1,021.58	3.67	.72
Class R-6 -- actual return	1,000.00	1,119.62	3.58	.67
Class R-6 -- assumed 5% return	1,000.00	1,021.83	3.41	.67

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
             unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2010:

Foreign taxes	$0.09 per share
Foreign source income	$1.24 per share
Qualified dividend income	$302,629,000
Corporate dividends received deduction	$14,819,000
U.S. government income that may be exempt from state taxation	$309,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2010 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	11.88%	9.86%	10.46%
Not reflecting CDSC	16.88	10.14	10.46

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	15.87	10.12	12.03
Not reflecting CDSC	16.87	10.12	12.03

Class F-1 shares3 — first sold 3/16/01
Not reflecting annual asset-based fee charged
by sponsoring firm	17.79	11.01	13.00

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	18.13	—	1.53

Class 529-A shares4 — first sold 2/19/02
Reflecting 5.75% maximum sales charge	10.97	9.66	13.53
Not reflecting maximum sales charge	17.74	10.97	14.31

Class 529-B shares2,4 — first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	11.79	9.77	13.42
Not reflecting CDSC	16.79	10.04	13.42

Class 529-C shares4 — first sold 2/25/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	15.78	10.05	13.40
Not reflecting CDSC	16.78	10.05	13.40

Class 529-E shares3,4 — first sold 3/22/02	17.37	10.61	13.25

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	17.97	11.17	16.77

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors1
	Year first
	elected a
	director of
Name and age	the fund2	Principal occupation(s) during past five years

Elisabeth Allison, 64	1999	Business Advisor, Harvard Medical School; former
		Partner, ANZI, Ltd. (transactional work specializing in
		joint ventures and strategic alliances)

Vanessa C. L. Chang, 58	2005	Director, EL & EL Investments (real estate)

Nicholas Donatiello, Jr., 50	2008	President and CEO, Odyssey Ventures, Inc.
		(business strategy and marketing consulting)

Robert A. Fox, 73	1999	Managing General Partner, Fox Investments LP; corporate director

Koichi Itoh, 70	1999	Chairman of the Board, Itoh Building Co., Ltd.
Chairman of the Board		(building management)
(Independent and
Non-Executive)

William H. Kling, 68	1999	President and CEO, American Public Media Group

John G. McDonald, 73	1999	Stanford Investors Professor, Graduate School of
		Business, Stanford University

William I. Miller, 54	1999	Chairman of the Board, Irwin Management Company;
		former Chairman of the Board and CEO, Irwin
		Financial Corporation

Alessandro Ovi, 66	2001	Publisher and Editor, Technology Review; President,
		TechRev.srl; former Special Advisor to the Italian
		Prime Minister; former Special Advisor to the
		President of the European Commission

“Independent” directors1

	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Elisabeth Allison, 64	3	Helicos BioSciences Corporation

Vanessa C. L. Chang, 58	3	Edison International

Nicholas Donatiello, Jr., 50	3	Dolby Laboratories, Inc.

Robert A. Fox, 73	9	None

Koichi Itoh, 70	6	None
Chairman of the Board
(Independent and
Non-Executive)

William H. Kling, 68	9	None

John G. McDonald, 73	12	iStar Financial, Inc.; Plum Creek Timber Co.; QuinStreet, Inc.; Scholastic Corporation

William I. Miller, 54	3	Cummins, Inc.

Alessandro Ovi, 66	3	Enia SpA; Guala Closures SpA; Landi Renzo SpA;
		ST Microelectronics SNV; Telecom Italia Media SpA

“Interested” directors5
	Year first
	elected a
	director or	Principal occupation(s) during past five years and
	officer of	positions held with affiliated entities or the
Name and age	the fund2	principal underwriter of the fund

Gina H. Despres, 69	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.6

Robert W. Lovelace, 48	1999	Executive Vice President and Director, Capital
President		Research and Management Company; Senior Vice
		President — Capital World Investors, Capital
		Research and Management Company

“Interested” directors5
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Gina H. Despres, 69	4	None
Vice Chairman of the Board

Robert W. Lovelace, 48	2	None
President

Rozanne L. Ridgway, a director of the fund since 2005, retired from the board in December 2010. The directors thank Ms. Ridgway for her dedication and service to the fund.

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities
position with fund	of the fund2	or the principal underwriter of the fund

Mark E. Denning, 53	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;6
		Director, Capital Research and Management
		Company; Director, Capital International Limited6

Nicholas J. Grace, 44	2008	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company6

Michael J. Thawley, 60	2008	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.;6 former Australian
		Ambassador to the United States

David C. Barclay, 54	1999	Director, Capital Research and Management
Vice President		Company; Senior Vice President — Fixed Income,
		Capital Research and Management Company

Michael J. Downer, 55	2003	Director, Senior Vice President, Secretary and
Vice President		Coordinator of Legal and Compliance — Capital
		Research and Management Company; Director,
		American Funds Distributors, Inc.;6 Chairman of the
		Board, Capital Bank and Trust Company6

Bradford F. Freer, 41	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		Research Company6

F. Galen Hoskin, 46	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company6

Carl M. Kawaja, 46	1999	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company;
		Director, The Capital Group Companies, Inc.;6
		Director, Capital International, Inc.;6 Chairman of the
		Board, Capital International Asset Management, Inc.6

Winnie Kwan, 38	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Vincent P. Corti, 54	1999	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Brian C. Janssen, 38	2010	Senior Manager — Fund Accounting, Capital
Treasurer		Research and Management Company

Jennifer M. Buchheim, 37	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Dori Laskin, 59	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 38	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Directors and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 32 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940 on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2010, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 32 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
>New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies
American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-936-1210P

Litho in USA KBDA/RR/8066-S26183

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$89,000
2010	$84,000

b) Audit-Related Fees:
2009	$4,000
2010	$5,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$36,000
2010	$39,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$1,084,000
2010	$999,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$13,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,615,000 for fiscal year 2009 and $1,458,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®
Investment portfolio

October 31, 2010

Common stocks — 81.09%	Shares	Value (000)

FINANCIALS — 16.35%
Itaú Unibanco Holding SA, preferred nominative	6,621,459	$161,613
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,364,325	107,188
Industrial and Commercial Bank of China Ltd., Class H	244,086,000	196,497
Amil Participações SA, ordinary nominative	16,728,090	170,203
Banco Bilbao Vizcaya Argentaria, SA	12,624,287	166,041
Itaúsa – Investimentos Itaú SA, preferred nominative	19,536,992	155,005
Banco Santander, SA	11,260,313	144,669
Banco Santander, SA1,2	11,341	146
PT Bank Rakyat Indonesia (Persero) Tbk	110,072,800	140,401
Agricultural Bank of China, Class H1	216,794,000	114,393
Prudential PLC	10,644,059	107,535
ICICI Bank Ltd.	4,100,000	107,334
Kasikornbank PCL	16,730,860	70,316
Kasikornbank PCL, nonvoting depository receipt	8,989,140	35,081
China Life Insurance Co. Ltd., Class H	23,545,000	103,126
Ping An Insurance (Group) Co. of China, Ltd., Class H	8,710,000	93,772
Metro Pacific Investments Corp.	935,686,000	93,308
First Pacific Co. Ltd.	90,550,800	83,761
Sberbank (Savings Bank of the Russian Federation) (GDR)2	216,800	81,470
DLF Ltd.	9,960,000	78,626
Housing Development Finance Corp. Ltd.	5,001,090	77,417
Bank of the Philippine Islands	48,426,952	66,022
Ayala Land, Inc.	163,815,900	63,592
Bancolombia SA (ADR)	852,000	57,467
Türkiye Garanti Bankasi AS	9,300,000	57,057
HDFC Bank Ltd.	1,040,000	53,373
China Construction Bank Corp., Class H	55,005,000	52,441
Banco Bradesco SA, preferred nominative	2,420,000	49,886
SM Prime Holdings, Inc.	164,206,440	45,651
Türkiye Is Bankasi AS, Class C	10,096,791	45,403
UBS AG1	2,635,324	44,616
Bank of China Ltd., Class H	70,090,000	41,957
Banco Santander (Brasil) SA, units	1,845,565	26,181
Banco Santander (Brasil) SA, units (ADR)	1,090,565	15,704
Erste Bank der oesterreichischen Sparkassen AG	883,911	39,896
CIMB Group Holdings Bhd.	14,000,000	37,300
Grupo Financiero Banorte, SAB de CV, Series O	8,200,000	34,977
HSBC Holdings PLC (Hong Kong)	2,385,000	24,785
HSBC Holdings PLC (United Kingdom)	543,522	5,653
Standard Chartered PLC	1,025,000	29,654
Sun Hung Kai Properties Ltd.	1,615,000	27,669
Kotak Mahindra Bank Ltd.	2,600,000	27,170
ACE Ltd.	425,000	25,253
CapitaMalls Asia Ltd.	11,825,000	19,551
Land and Houses PCL, nonvoting depository receipt	81,300,000	18,983
PT Bank Central Asia Tbk	24,140,000	18,907
Bank Pekao SA	280,000	18,302
BankMuscat (SAOG) (GDR)	1,744,896	16,402
Bank Leumi le-Israel BM1	2,794,272	12,866
Commercial Bank of Qatar QSC (GDR)2,3	1,875,000	8,595
Commercial Bank of Qatar QSC (GDR)	400,000	1,960
Standard Bank Group Ltd.	715,570	10,552
China Taiping Insurance Holdings Co. Ltd.1	2,730,000	10,038
National Bank of Greece SA1	877,065	9,607
Bangkok Bank PCL, nonvoting depository receipt	1,810,000	8,996
C C Land Holdings Ltd.	13,336,000	5,144
Kerry Properties Ltd.	424,678	2,356
Banco do Brasil SA, ordinary nominative	82,000	1,596
		3,323,464

CONSUMER STAPLES — 11.49%
Nestlé SA	4,596,290	251,756
Anheuser-Busch InBev NV	3,034,997	190,233
Anheuser-Busch InBev NV, VVPR STRIPS1	1,413,427	6
OJSC Magnit (GDR)3	3,435,500	91,865
OJSC Magnit (GDR)	3,043,900	81,394
United Spirits Ltd.	4,538,914	152,760
Wilmar International Ltd.	23,342,000	115,421
China Yurun Food Group Ltd.	28,994,000	112,778
Shoprite Holdings Ltd.	7,925,000	112,025
Pernod Ricard SA	1,092,823	96,902
X5 Retail Group NV (GDR)1,3	1,509,552	63,250
X5 Retail Group NV (GDR)1	560,400	23,481
British American Tobacco PLC	1,975,000	75,318
Olam International Ltd.	30,494,701	73,745
Tesco PLC	10,622,163	72,652
Wal-Mart de México, SAB de CV, Series V (ADR)	2,020,000	55,368
Wal-Mart de México, SAB de CV, Series V	5,090,000	13,925
SABMiller PLC	1,926,000	62,448
PepsiCo, Inc.	939,800	61,369
Avon Products, Inc.	1,915,500	58,327
Grupo Nacional de Chocolates SA	3,655,000	53,654
Coca-Cola Co.	805,000	49,363
IOI Corp. Bhd.	24,906,666	46,587
Danone SA	701,065	44,372
Grupo Modelo, SAB de CV, Series C	7,675,000	42,987
Coca-Cola Icecek AS, Class C	3,283,750	42,124
METRO AG	587,000	41,143
Tingyi (Cayman Islands) Holding Corp.	13,200,000	35,932
Procter & Gamble Co.	513,000	32,611
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	230,000	32,025
Nestlé India Ltd.	380,700	29,860
Unilever NV, depository receipts	950,000	28,170
Kimberly-Clark de México, SAB de CV, Class A	4,000,000	25,105
L’Oréal SA	195,000	22,895
Beiersdorf AG	350,000	22,803
Colgate-Palmolive Co.	160,000	12,339
Poslovni sistem Mercator, dd	42,200	9,691
Japan Tobacco Inc.	76	236
		2,336,920

TELECOMMUNICATION SERVICES — 8.83%
América Móvil, SAB de CV, Series L (ADR)	9,296,392	532,311
América Móvil, SAB de CV, Series L	8,440,000	24,196
Turkcell Iletisim Hizmetleri AS	30,095,000	218,209
MTN Group Ltd.	10,570,231	190,128
Philippine Long Distance Telephone Co.	1,787,440	111,268
Philippine Long Distance Telephone Co. (ADR)	141,500	8,791
Millicom International Cellular SA	1,076,800	101,865
Telekom Austria AG, non-registered shares	5,800,000	88,797
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	86,230,000	87,798
SOFTBANK CORP.	2,624,600	84,475
PT XL Axiata Tbk1	106,518,500	68,530
Telefónica, SA	1,951,000	52,679
China Telecom Corp. Ltd., Class H	92,910,000	48,066
Partner Communications Co. Ltd.	1,690,000	34,074
China Mobile Ltd.	3,302,000	33,632
Bharti Airtel Ltd.	4,507,600	33,042
Telefónica 02 Czech Republic, AS	1,460,000	32,135
Magyar Telekom Telecommunications PLC	5,975,000	17,234
Telekomunikacja Polska SA	2,500,200	15,921
OJSC Mobile TeleSystems (ADR)	510,000	11,042
		1,794,193

CONSUMER DISCRETIONARY — 7.36%
Truworths International Ltd.	12,103,000	119,233
Honda Motor Co., Ltd.	3,055,000	111,502
PT Astra International Tbk	14,282,000	91,085
Hankook Tire Co., Ltd.	3,500,000	90,980
Naspers Ltd., Class N	1,649,800	86,628
Swatch Group Ltd, non-registered shares	120,450	46,036
Swatch Group Ltd	568,022	39,482
Dongfeng Motor Group Co., Ltd., Class H	32,026,000	69,413
Parkson Holdings Bhd.	36,178,200	68,950
Hyundai Mobis Co., Ltd.	270,000	67,185
McDonald’s Corp.	800,000	62,216
Toyota Motor Corp.	1,530,000	54,359
Daimler AG1	770,000	50,830
Bayerische Motoren Werke AG	690,000	49,467
Li & Fung Ltd.	8,787,900	46,427
Hyundai Motor Co.	280,000	42,302
Modern Times Group MTG AB, Class B	547,000	39,234
CFAO	822,309	36,543
Desarrolladora Homex, SA de CV (ADR)1	1,060,000	35,595
Melco Crown Entertainment Ltd. (ADR)1	5,322,000	33,369
Wynn Macau, Ltd.1	12,000,000	26,535
Nitori Co., Ltd.	300,000	26,395
Techtronic Industries Co. Ltd.	23,902,000	24,207
Sony Corp.	635,000	21,227
Sony Corp. (ADR)	75,000	2,538
LG Electronics Inc., nonvoting preferred	550,000	19,062
LG Electronics Inc.	42,500	3,743
Nissan Motor Co., Ltd.	2,300,000	20,293
PDG Realty SA Empreendimentos e Participações, ordinary nominative	1,420,000	17,764
Maruti Suzuki India Ltd.	466,000	16,276
GOME Electrical Appliances Holding Ltd.1	47,790,000	16,092
Intercontinental Hotels Group PLC	830,000	16,052
TVN SA	2,500,000	15,744
REXLot Holdings Ltd.	143,004,500	13,283
Central European Media Enterprises Ltd., Class A1	390,000	8,989
Suzuki Motor Corp.	261,000	6,367
		1,495,403

MATERIALS — 6.79%
Linde AG	843,738	121,483
PT Semen Gresik (Persero) Tbk	89,607,500	98,255
PT Indocement Tunggal Prakarsa Tbk	46,877,000	95,983
Holcim Ltd	1,177,190	73,391
Anglo American PLC	1,477,400	68,285
ArcelorMittal	2,060,000	66,216
Fertilizantes Fosfatados SA – Fosfertil, preferred nominative1	5,471,400	61,945
Impala Platinum Holdings Ltd.	2,105,083	59,501
Makhteshim-Agan Industries Ltd.1	11,488,000	57,732
Israel Chemicals Ltd.	3,750,000	57,351
Givaudan SA	55,362	57,047
Aquarius Platinum Ltd.	9,230,000	53,072
Yara International ASA	955,000	50,224
First Quantum Minerals Ltd.	566,200	49,581
Wacker Chemie AG	228,000	47,044
Sigma-Aldrich Corp.	710,000	45,028
Sinofert Holdings Ltd.1	80,800,000	42,739
China Shanshui Cement Group Ltd.	54,607,000	38,888
BHP Billiton PLC	1,092,288	38,741
Vale SA, Class A, preferred nominative	1,032,000	28,982
Akzo Nobel NV	480,000	28,500
Fibria Celulose SA, ordinary nominative (ADR)1	1,401,500	25,171
Petropavlovsk PLC	1,595,550	24,761
Ambuja Cements Ltd.	7,253,672	22,875
Celanese Corp., Series A	500,000	17,825
Rhodia SA	514,724	14,306
Anhui Conch Cement Co. Ltd., Class H	2,600,000	10,902
Buzzi Unicem SpA	718,000	8,244
Buzzi Unicem SpA, nonconvertible shares	309,000	2,055
Sika AG, non-registered shares	4,850	9,611
OCI Co. Ltd.	19,540	5,748
		1,381,486

INFORMATION TECHNOLOGY — 6.10%
Kingboard Chemical Holdings Ltd.	34,366,840	167,151
Samsung Electronics Co. Ltd.	151,112	100,047
Google Inc., Class A1	145,800	89,374
Infosys Technologies Ltd.	1,318,500	88,198
Cielo SA, ordinary nominative	9,472,100	81,501
NetEase.com, Inc. (ADR)1	1,760,387	73,584
Wistron Corp.	34,573,642	71,018
Amadeus IT Holding, SA, Class A1	2,985,000	60,802
Corning Inc.	3,075,000	56,211
Tencent Holdings Ltd.	2,321,000	53,150
HOYA CORP.	2,039,800	47,706
HTC Corp.	2,073,225	46,784
Oracle Corp.	1,500,000	44,100
LG Display Co., Ltd.	1,075,000	36,781
Yahoo! Inc.1	2,213,000	36,537
Acer Inc.	10,724,493	31,135
Nippon Electric Glass Co., Ltd.	2,255,000	29,060
MediaTek Inc.	1,842,403	23,164
Redecard SA, ordinary nominative	1,617,600	20,930
Kingboard Laminates Holdings Ltd.	21,048,606	20,285
Nokia Corp.	1,558,200	16,829
Nokia Corp. (ADR)	289,300	3,090
Spectris PLC	647,000	11,705
Halma PLC	2,225,000	11,648
Cisco Systems, Inc.1	372,800	8,511
Murata Manufacturing Co., Ltd.	139,800	7,861
Telefonaktiebolaget LM Ericsson, Class B	350,400	3,850
		1,241,012

HEALTH CARE — 6.03%
JSC Pharmstandard (GDR)1,4	8,817,949	229,267
JSC Pharmstandard (GDR)1,3,4	392,700	10,210
Novo Nordisk A/S, Class B	1,536,200	161,702
Teva Pharmaceutical Industries Ltd. (ADR)	3,084,000	160,060
Hikma Pharmaceuticals PLC	8,953,850	112,769
Baxter International Inc.	1,962,000	99,866
Cochlear Ltd.	1,315,000	91,481
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	29,180,000	77,362
Krka, dd, Novo mesto	835,400	73,134
Richter Gedeon Nyrt	280,500	66,821
Bayer AG	840,500	62,725
Novartis AG	955,000	55,366
Essilor International	267,000	17,830
Sinopharm Group Co. Ltd., Class H	1,812,800	7,121
		1,225,714

INDUSTRIALS — 5.66%
Schneider Electric SA	853,141	121,115
International Container Terminal Services, Inc.	95,500,000	95,456
Siemens AG	804,200	91,871
Outotec Oyj	1,210,000	56,484
Intertek Group PLC	1,813,500	53,904
Cia. de Concessões Rodoviárias, ordinary nominative	1,970,000	53,297
United Technologies Corp.	695,000	51,965
Container Corp. of India Ltd.	1,674,253	49,596
AirAsia Bhd.1	61,185,000	48,571
Murray & Roberts Holdings Ltd.	7,452,000	46,169
Airports of Thailand PCL	32,700,000	42,538
Johnson Electric Holdings Ltd.	70,526,500	37,123
SGS SA	23,101	36,974
SM Investments Corp.	2,799,308	35,463
Kühne + Nagel International AG	268,000	33,144
Enka Insaat ve Sanayi AS	6,783,333	30,976
Koc Holding AS, Class B	5,383,000	25,708
Komatsu Ltd.	1,004,500	24,616
China Railway Construction Corp. Ltd., Class H	19,277,500	24,099
Bidvest Group Ltd.	1,090,779	23,268
Jiangsu Expressway Co. Ltd., Class H	19,000,000	23,042
Prysmian SpA	1,176,622	22,812
Vestas Wind Systems A/S1	545,000	17,393
Dalian Port (PDA) Co. Ltd., Class H	39,430,000	17,041
KBR, Inc.	562,601	14,290
Suzlon Energy Ltd.1	10,300,000	12,856
KONE Oyj, Class B	209,900	11,247
PT Bakrie & Brothers Tbk1	1,686,809,500	10,192
Samsung Engineering Co., Ltd.	62,000	9,890
Daelim Industrial Co., Ltd.	105,916	8,622
Doosan Heavy Industries and Construction Co., Ltd.	103,250	8,130
Daikin Industries, Ltd.	225,000	7,832
ABB Ltd1	204,215	4,229
		1,149,913

ENERGY — 5.47%
Oil Search Ltd.	14,450,000	90,306
Heritage Oil Ltd.4	16,343,000	90,215
OAO Gazprom (ADR)	4,071,000	89,236
Niko Resources Ltd.	455,000	43,408
Niko Resources Ltd.3	397,300	37,903
China National Offshore Oil Corp.	35,036,000	72,592
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	1,846,900	63,016
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	200,000	6,238
Essar Energy PLC1	7,687,500	66,456
JSC KazMunaiGas Exploration Production (GDR)	2,800,000	48,160
Cairn India Ltd.1	6,587,000	47,581
Eurasia Drilling Co. Ltd. (GDR)3	1,162,300	29,639
Eurasia Drilling Co. Ltd. (GDR)	585,950	14,942
Saipem SpA, Class S	995,000	44,218
Royal Dutch Shell PLC, Class B	1,235,000	39,548
Tenaris SA (ADR)	930,000	38,530
Noble Energy, Inc.	400,000	32,592
Nexen Inc.	1,510,625	32,141
TOTAL SA	398,000	21,628
TOTAL SA (ADR)	155,000	8,444
Woodside Petroleum Ltd.	646,000	27,526
OJSC OC Rosneft (GDR)	2,951,000	20,568
Sasol Ltd.	440,000	19,812
Reliance Industries Ltd.	760,000	18,754
Cobalt International Energy, Inc.1	1,940,000	17,945
BP PLC	2,480,000	16,921
Gran Tierra Energy Inc.1	2,000,000	14,920
Chevron Corp.	175,500	14,498
ConocoPhillips	230,000	13,662
OAO TMK (GDR)1,3	692,815	13,600
Eni SpA	472,000	10,636
Marathon Oil Corp.	197,000	7,007
		1,112,642

UTILITIES — 2.06%
GAIL (India) Ltd.	8,494,000	93,984
PT Perusahaan Gas Negara (Persero) Tbk	195,157,000	88,435
Cia. Energética de Minas Gerais – CEMIG, preferred nominative	4,940,842	87,001
PGE Polska Grupa Energetyczna SA	4,082,000	31,364
Cheung Kong Infrastructure Holdings Ltd.	7,480,000	31,266
CLP Holdings Ltd.	3,125,000	25,399
Electricity Generating PCL	6,375,000	20,414
CEZ, a s	409,000	18,120
Cia. de Saneamento Básico do Estado de São Paulo – SABESP, ordinary nominative	618,000	13,866
NTPC Ltd.	2,071,532	9,107
		418,956

MISCELLANEOUS — 4.95%
Other common stocks in initial period of acquisition		1,005,901

Total common stocks (cost: $11,695,784,000)		16,485,604

Warrants — 0.01%

MISCELLANEOUS — 0.01%
Other warrants in initial period of acquisition		2,021

Total warrants (cost: $0)		2,021

	Principal amount
Convertible securities — 0.10%	(000)

FINANCIALS — 0.10%
IMMOFINANZ AG 2.75% convertible notes 2014	€14,300	19,505

Total convertible securities (cost: $17,440,000)		19,505

Bonds & notes — 8.86%

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 7.86%
Brazil (Federal Republic of) 6.00% 20155	BRL11,510	6,869
Brazil (Federal Republic of) Global 12.50% 2016	29,400	20,118
Brazil (Federal Republic of) Global 6.00% 2017	$10,925	12,952
Brazil (Federal Republic of) 10.00% 2017	BRL23,000	12,468
Brazil (Federal Republic of) 6.00% 20175	19,184	11,432
Brazil (Federal Republic of) Global 8.00% 20186	$19,773	23,995
Brazil (Federal Republic of) Global 5.875% 2019	9,985	11,902
Brazil (Federal Republic of) Global 8.875% 2019	9,000	12,825
Brazil (Federal Republic of) 6.00% 20205	BRL20,365	12,006
Brazil (Federal Republic of) Global 4.875% 2021	$5,985	6,667
Brazil (Federal Republic of) Global 12.50% 2022	BRL20,000	14,268
Brazil (Federal Republic of) Global 8.875% 2024	$900	1,332
Brazil (Federal Republic of) Global 10.125% 2027	14,500	23,961
Brazil (Federal Republic of) Global 7.125% 2037	11,730	15,542
Brazil (Federal Republic of) Global 11.00% 2040	22,620	31,792
Brazil (Federal Republic of) Global 5.625% 2041	21,500	23,972
Brazil (Federal Republic of) 6.00% 20455	BRL21,102	12,881
United Mexican States Government 9.00% 2012	MXN72,500	6,385
United Mexican States Government Global 6.375% 2013	$32,880	36,908
United Mexican States Government, Series MI10, 8.00% 2013	MXN56,068	4,929
United Mexican States Government Global 5.875% 2014	$4,500	5,047
United Mexican States Government, Series MI10, 9.50% 2014	MXN449,500	42,128
United Mexican States Government, Series M10, 8.00% 2015	130,000	11,699
United Mexican States Government 5.00% 20165	MXN26,483	2,590
United Mexican States Government Global 5.625% 2017	$17,300	20,094
United Mexican States Government 3.50% 20175	MXN178,322	16,387
United Mexican States Government Global, Series A, 5.125% 2020	$2,520	2,841
United Mexican States Government, Series M20, 10.00% 2024	MXN123,000	13,413
United Mexican States Government, Series M30, 10.00% 2036	160,000	17,646
United Mexican States Government Global 6.05% 2040	$30,550	35,285
Turkey (Republic of) 14.00% 2011	TRY7,000	4,955
Turkey (Republic of) 11.50% 2012	$6,000	6,750
Turkey (Republic of) 10.00% 20125	TRY41,531	32,501
Turkey (Republic of) 16.00% 2012	7,500	5,758
Turkey (Republic of) 16.00% 2013	18,400	15,592
Turkey (Republic of) 4.00% 20155	43,050	33,374
Turkey (Republic of) 7.25% 2015	$10,150	12,104
Turkey (Republic of) 10.00% 2015	TRY7,615	5,704
Turkey (Republic of) 7.00% 2016	$32,750	39,627
Turkey (Republic of) 6.75% 2018	31,160	37,548
Turkey (Republic of) 7.00% 2019	3,500	4,301
Turkey (Republic of) 6.875% 2036	7,500	9,056
Turkey (Republic of) 6.75% 2040	3,000	3,570
Colombia (Republic of) Global 10.00% 2012	18,725	20,747
Colombia (Republic of) Global 10.75% 2013	9,840	11,882
Colombia (Republic of) Global 8.25% 2014	3,100	3,847
Colombia (Republic of) Global 12.00% 2015	COP49,360,000	36,252
Colombia (Republic of) Global 7.375% 2017	$18,050	22,590
Colombia (Republic of) Global 7.375% 2019	7,500	9,619
Colombia (Republic of) Global 11.75% 2020	2,420	3,896
Colombia (Republic of) Global 8.125% 2024	4,375	5,994
Colombia (Republic of) Global 9.85% 2027	COP11,815,000	9,633
Colombia (Republic of) Global 7.375% 2037	$31,955	42,820
Philippines (Republic of) 8.25% 2014	13,155	15,704
Philippines (Republic of) 9.375% 2017	4,000	5,400
Philippines (Republic of) 9.875% 2019	10,800	15,444
Philippines (Republic of) 4.95% 2021	PHP851,000	21,071
Philippines (Republic of) 7.75% 2031	$16,070	21,293
Philippines (Republic of) 6.375% 2034	3,700	4,301
Hungarian Government, Series 12/C, 6.00% 2012	HUF 499,400	2,558
Hungarian Government, Series 14/C, 5.50% 2014	1,200,000	5,954
Hungarian Government, Series 15/A, 8.00% 2015	3,327,960	17,838
Hungarian Government, Series 19/A, 6.50% 2019	750,000	3,718
Hungarian Government 6.25% 2020	$38,895	42,926
Polish Government, Series 0413, 5.25% 2013	PLN38,400	13,624
Polish Government, Series 0414, 5.75% 2014	17,855	6,411
Polish Government 3.875% 2015	$8,565	9,130
Polish Government 5.00% 2015	2,900	3,238
Polish Government, Series 0415, 5.50% 2015	PLN27,300	9,699
Polish Government, Series 1017, 5.25% 2017	25,780	8,950
Polish Government 6.375% 2019	$16,075	19,506
Peru (Republic of) 8.375% 2016	15,763	20,298
Peru (Republic of) 7.125% 2019	1,190	1,507
Peru (Republic of) 7.35% 2025	6,550	8,728
Peru (Republic of) 8.75% 2033	17,625	27,019
Peru (Republic of) 6.55% 20376	7,242	8,926
Argentina (Republic of) 0.169% 20126,7	46,970	10,994
Argentina (Republic of) 7.00% 2015	21,070	20,041
Argentina (Republic of) 8.28% 20336,8	11,435	10,903
Argentina (Republic of) 5.83% 20335,6,8	ARS53,079	11,250
Argentina (Republic of) GDP-Linked 2035	335,653	10,874
Indonesia (Republic of), Series 30, 10.75% 2016	IDR169,195,000	22,496
Indonesia (Republic of) 5.875% 2020	$33,000	38,445
Croatian Government 6.75% 20193	25,500	29,212
Croatian Government 6.625% 20203	17,000	19,276
Croatian Government 6.625% 2020	10,800	12,246
Panama (Republic of) Global 7.25% 2015	7,850	9,538
Panama (Republic of) Global 7.125% 2026	7,300	9,526
Panama (Republic of) Global 8.875% 2027	2,775	4,156
Panama (Republic of) Global 9.375% 2029	9,034	13,912
Panama (Republic of) Global 6.70% 20366	17,739	22,378
Russian Federation 7.50% 20303,6	27,577	33,093
Russian Federation 7.50% 20306	15,462	18,554
South Africa (Republic of) 6.50% 2014	7,300	8,431
South Africa (Republic of) 6.875% 2019	10,050	12,475
South Africa (Republic of) 5.50% 2020	19,000	21,612
Chilean Government 3.875% 2020	24,210	25,298
Egypt (Arab Republic of) 8.75% 2012	EGP26,350	4,518
Egypt (Arab Republic of) 11.55% 2013	25,000	4,320
Egypt (Arab Republic of) 5.75% 20203	$4,000	4,335
Egypt (Arab Republic of) 6.875% 20403	6,750	7,594
Thai Government 3.625% 2015	THB600,000	20,703
Malaysian Government 3.756% 2011	MYR43,145	13,932
Malaysian Government, Series 1/01, 3.833% 2011	8,900	2,884
Malaysian Government, Series 204, 5.094% 2014	10,000	3,396
Dominican Republic 9.50% 20116	$692	724
Dominican Republic 9.04% 20186	3,935	4,747
Dominican Republic 8.625% 20273,6	9,900	11,942
Venezuela (Republic of) 9.25% 2027	10,175	7,479
Venezuela (Republic of) 9.25% 2028	5,600	3,741
		1,596,722

ENERGY — 0.57%
Gazprom OJSC 9.25% 2019	15,000	18,675
Gazprom OJSC, Series 9, 6.51% 2022	16,650	17,503
Gazprom OJSC 6.51% 20223	10,810	11,364
Gazprom OJSC 7.288% 2037	15,000	16,350
Petrobras International 5.75% 2020	20,930	23,518
Petrobras International 6.875% 2040	2,000	2,324
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	21,800	24,289
Reliance Holdings Ltd. 6.25% 20403	2,500	2,485
		116,508

MATERIALS — 0.13%
CEMEX Finance LLC 9.50% 20163	15,475	15,707
CEMEX SA 9.25% 20203	4,974	4,812
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	2,235	2,397
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	3,815	4,321
		27,237

FINANCIALS — 0.09%
BBVA Bancomer SA 7.25% 20203	9,780	10,899
VEB Finance Ltd. 6.902% 20203	4,830	5,175
Banco del Estado de Chile 4.125% 20203	2,500	2,524
		18,598

UTILITIES — 0.08%
AES Panamá, SA 6.35% 20163	$10,400	11,380
Enersis SA 7.375% 2014	4,550	5,159
		16,539

CONSUMER STAPLES — 0.07%
BFF International Ltd. 7.25% 20203	12,500	13,609

TELECOMMUNICATION SERVICES — 0.05%
Orascom Telecom 7.875% 20143	6,955	6,807
América Móvil, SAB de CV 8.46% 2036	MXN28,000	2,356
		9,163

CONSUMER DISCRETIONARY — 0.01%
Grupo Televisa, SAB 6.625% 2040	$1,800	1,998

Total bonds & notes (cost: $1,561,091,000)		1,800,374

Short-term securities — 9.24%

Freddie Mac 0.20%–0.34% due 11/23/2010–4/29/2011	472,100	471,804
Fannie Mae 0.24%–0.51% due 12/20/2010–5/2/2011	182,600	182,483
Straight-A Funding LLC 0.25%–0.27% due 11/16–12/13/20103	180,500	180,460
Société Générale North America, Inc. 0.23%–0.25% due 11/2–11/29/2010	177,700	177,676
National Australia Funding (Delaware) Inc. 0.24%–0.265% due 12/2/2010–1/10/20113	176,400	176,334
Toronto-Dominion Holdings USA Inc. 0.24% due 12/9/2010–1/18/20113	127,903	127,840
Bank of Nova Scotia 0.225%–0.275% due 11/15–11/17/2010	106,900	106,890
Commonwealth Bank of Australia 0.25% due 11/24/2010–1/28/20113	100,000	99,960
Deutsche Bank Financial LLC 0.21% due 11/1/2010	97,600	97,598
Novartis Securities Investment Ltd. 0.25%–0.27% due 11/15–12/1/20103	77,400	77,386
Federal Home Loan Bank 0.17% due 2/4/2011	32,600	32,586
U.S. Treasury Bill 0.145% due 11/26/2010	32,100	32,097
International Bank for Reconstruction and Development 0.24% due 12/30/2010	30,500	30,492
Jupiter Securitization Co., LLC 0.25% due 11/18/20103	28,900	28,896
Bank of America Corp. 0.26%–0.28% due 1/3–1/11/2011	23,700	23,689
Canada Bill 0.20% due 11/19/2010	18,800	18,798
Electricité de France 0.24% due 11/5/20103	12,800	12,800

Total short-term securities (cost: $1,877,604,000)		1,877,789

Total investment securities (cost: $15,151,919,000)		20,185,293
Other assets less liabilities		143,513

Net assets		$20,328,806

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $90,211,000, which represented .44% of the net assets of the fund.
3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,148,952,000, which represented 5.65% of the net assets of the fund.
4Represents an affiliated company as defined under the Investment Company Act of 1940.
5Index-linked bond whose principal amount moves with a government retail price index.
6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7Coupon rate may change periodically.
8Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations and symbol

ADR = American Depositary Receipts	EGP = Egyptian pounds	MYR = Malaysian ringgits
GDR = Global Depositary Receipts	€ = Euros	PHP = Philippine pesos
ARS = Argentine pesos	HUF = Hungarian forints	PLN = Polish zloty
BRL = Brazilian reais	IDR = Indonesian rupiah	THB = Thai baht
COP = Colombian pesos	MXN = Mexican pesos	TRY = Turkish liras

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-936-1210O-S25545

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
New World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of New World Fund, Inc. (the “Fund”) as of October 31, 2010, and for the year then ended and have issued our report thereon dated December 9, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 9, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: December 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: December 30, 2010

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 30, 2010